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                    Supplement dated July 25, 2001 to the
       Statement of Additional Information for the Pacific Select Fund
                              dated May 1, 2001

  This supplement changes the Fund's Statement of Additional Information to reflect the following Effective July 25, 2001:

Under ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS, the following changes are made:

  The following subsections are amended as follows:

Inflation Managed Portfolio (formerly called Government Securities Portfolio)

  The first paragraph is amended:

  (a) by inserting "Brady Bonds" after "ADRs;" in the second sentence; and

  (b) by adding at the end the following new sentence: "The Portfolio may invest up to 5% of its net assets in "event-linked bonds'."

Managed Bond Portfolio

  The first paragraph is amended:

  (a) by inserting "Brady Bonds;" after "ADRs;" in the first sentence; and

  (b) by adding at the end the following new sentence: "In addition, the first paragraph is amended by adding the following after the second sentence: The Portfolio may invest up to 5% of its net assets in `event-linked bonds'."

Money Market Portfolio

  The first sentence in the second paragraph is amended:

  (a) by deleting " `Aaa or' and "AAA or' "; and

  (b) by deleting "(2) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Adviser" and inserting the following:

    "(2) (i) if the security is unrated, or (ii) if the issuer's other securities have a long-term rating from any NRSRO within the three highest rating categories (i.e. Aaa, Aa or A by Moody's, or AAA, AA or A by S&P), and in either case the security to be purchased is considered to be of equivalent quality as determined by the Portfolio Manager to a security in the highest rating category."

Under SECURITIES AND INVESTMENT TECHNIQUES, the following changes are made:

  The following subsection is added after the subsection Other Asset-Backed
Securities:

Event-Linked Bonds

  Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are
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mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

  Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid and Restricted Securities" for more information. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Under INVESTMENT RESTRICTIONS, the following change is made:

  Under the subsection Nonfundamental Investment Restrictions:

  Restriction (iii) is amended by inserting "Blue Chip Portfolio, Aggressive Growth Portfolio" after "except for the."

Under PORTFOLIO TRANSACTIONS AND BROKERAGE, the following change is made:

  The following paragraph is inserted after the 5th paragraph under the subsection Brokerage and Research Services:

  As noted above, the Adviser or Portfolio Manager may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Portfolio Manager with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Form No. 15-23581-00
         2041-1A
         85-23582-00